UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 14, 2012

GARB OIL & POWER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-14859	87-0296694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

5248 South Pinemont Dr. Suite C-110
Murray, Utah		84123
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 738-1355

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01                      Entry into a Material Definitive Agreement
Item 2.01                     Completion of Acquisition or Disposition of Assets

On March 14, 2012, Recovery Industries Ltd. (“RIL”), a UK limited company and wholly owned subsidiary of Garb Oil and Power Corporation (the “Registrant”), entered into a Contract for Sale of Shares (the “Contract”) to acquire 51% of the outstanding shares of the Italian company Italraee S.r.l. (“Italraee”) from Andrea Delle Monache and Luca Delle Monache, the sole owners of Italraee. Italraee is involved in managing and processing electronic waste.

Prior to the acquisition of the shares, Andrea Delle Monache and Luca Delle Monache each owned 5,000 shares of Italraee, constituting 100% of the issued and outstanding shares.  Pursuant to the Agreement, RIL purchased an aggregate of 5,100 shares, 2,500 shares from Andrea Delle Monache, and 2,600 from Luca Delle Monache. Following the purchase of the shares, Andrea Delle Monache and Luca Delle Monache still jointly retain ownership of 49% of Italraee and are joint venture partners of RIL pursuant to a separate agreement.

Payment for the acquisition of the 51% was €5,100 (approximately $6,681), plus notary and filing expenses, which were paid at the time of execution of the Contract.  Pursuant to the Contract, a further payment of €2,994,900 (approximately $3,923,319) is to be paid once 80% of the funding for the construction of a new e-waste disposal plant is approved by the financial institution supporting the e-waste project.  The Registrant will file a subsequent 8-K or other periodic filing to disclose the payment when made.

Item 8.01                      Other Events

On March 15, 2012, the Registrant issued a press release relating to the acquisition of the shares of Italraee.  A copy of the release is attached as Exhibit 99.2 hereto.

The information furnished under this Item 8.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

The financial statements required by this item will be filed in an amendment to this Current Report within 71 days of March 20, 2012.

(b)           Pro Forma Financial Information

Pro Forma financial information required by this item will be filed in an amendment to this Current Report within 71 days of March 20, 2012.

(d)           Exhibits

Exhibit                 Description
99.1                      Contract for Sale of Shares, dated March 14, 2012 (NB: Because the Contract was drafted in Italian, it is included in both Italian and English for clarity)
99.2                      Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARB OIL & POWER CORPORATION.
Registrant

Dated: March 16, 2012	By:	/s/ John Rossi
John Rossi, Chief Executive Officer, President, and Director (Principal Executive Officer and Principal Financial Officer)

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